EXHIBIT 10.75
                                                                   -------------

                               SECOND AMENDMENT TO
                              EMPLOYMENT AGREEMENT

         Reference is made to that certain Employment Agreement (the "Original Agreement"), dated as of December 21, 1998, by and between ANNIE'S HOMEGROWN, INC. (the "Company"), a Delaware corporation, and Paul B. Nardone (the "Employee"), and an Amendment made to the Original Agreement, as of August 26, 1999, by and between the Company and the Employee (the "First Amendment"). This Second Amendment to the Original Agreement is made as of December , 1999, by and between the Company and the Employee. Capitalized terms not defined in this Second Amendment shall have the meaning given to them in the Original Agreement.

                                   BACKGROUND
                                   ----------

         A. The Company and the Employee entered into the Original Agreement to define and/or establish the terms and conditions of the Employee's employment with the Company, including, but not limited to, the duration of his employment with the Company and the compensation and bonuses to be paid to the Employee.

         B. The Company and the Employee executed the First Amendment to the Original Agreement to memorialize their intent to change or otherwise alter certain terms and conditions of the Employee's employment with the Company, including the duration of his employment with the Company and the compensation to be paid to the Employee.

         C. The Company and the Employee now wish to further amend the Original Agreement as set forth herein. The intent of these amendments is to reflect the Employee's new status as the Chief Executive Officer of the Company, effective as of the date of this Second Amendment, and that the Employee shall no longer serve as the Chief Operating Officer for the Company as of the date of this Second Amendment.

                                    AGREEMENT
                                    ---------

         In consideration of the foregoing background, the mutual agreement of the parties, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and the Employee agree as follows:

         1. The first and second recitals of the Original Agreement (which are the two phrases immediately following the introductory paragraph of the Original Agreement and beginning with the term "WHEREAS") are hereby amended by striking the term "Chief Operating Officer," and inserting the term "Chief Executive Officer" in place thereof, such that the first and second recitals shall hereinafter read as follows:

              WHEREAS, Employee is President and Chief Executive Officer of the Company and has made and is expected to continue to make major contributions to the Company; and

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              WHEREAS, the Company desires Employee to continue to serve as
              President and Chief Executive Officer, and Employee is willing to provide such services under mutually satisfactory conditions as set forth herein.

         2. The first and second sentences of Section 3(a) of the Original Agreement are hereby amended by striking the term "Chief Operating Officer," and inserting the term "Chief Executive Officer" in place thereof, such that the first and second sentences of Section 3(a) shall hereinafter read as follows:

              During the Term, the Employee shall serve as the President and Chief Executive Officer. In the performance of his responsibilities as the President and Chief Executive Officer, the Employee shall be subject to all of the Company's policies, rules and regulations applicable to its Employees of comparable status and shall report directly to, and shall be subject to the direction and control of, the Board of Directors of the Company (the "Board"), and shall perform such duties as shall be assigned to him by the Board.

         3. In all other respects, the Original Agreement is hereby ratified and confirmed.

         4. This Second Amendment may be executed in counterparts, each of which will be considered an original and each of which will constitute one and the same document.


         IN WITNESS WHEREOF, this Second Amendment has been executed as of the date set forth above.

                                     ANNIE'S HOMEGROWN, INC.


                                     By: /s/ Neil Raiff
                                         -----------------------------------
                                         Neil Raiff, Chief Financial Officer



                                     EMPLOYEE:


                                     /s/ Paul B. Nardone
                                     ---------------------------------------
                                     Paul B. Nardone